UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 30, 2016, VAALCO Energy, Inc. (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) that it was not in compliance with the NYSE’s continued listing requirements. Specifically, Section 802.01B of the NYSE Listed Company Manual, which provides that an NYSE-listed company is not in compliance if its average global market capitalization over a consecutive 30 trading-day period is less than $50 million and, at the same time, its stockholders’ equity is less than $50 million.

The Company will, within 45 days from the receipt of the notice, submit a business plan to the NYSE demonstrating the Company’s ability to regain compliance with the NYSE’s continued listing standards within 18 months.  Upon receipt of the plan, the NYSE has 45 days to review and determine if the plan reasonably demonstrates the Company's ability to regain compliance with the minimum listing standards.  If the NYSE accepts the plan, the Company will be subject to quarterly monitoring for compliance with the business plan and the Company’s common stock will continue to trade on the NYSE during the 18-month period, subject to the Company’s compliance with other NYSE continued listing requirements.  If the Company fails to comply with the business plan or the NYSE does not accept the plan, the NYSE may commence suspension and delisting procedures. The NYSE may choose to shorten the usual compliance period if prior to the end of the 18 months the Company’s market capitalization is over $50 million for two consecutive quarters.

The NYSE notice does not affect the Company’s business operations or trigger any violation of its material debt or other obligations. The Company expects to continue to file periodic and certain other reports with the SEC as required by federal securities laws. The Company’s common stock will continue to be traded on the NYSE under the symbol "EGY", subject to the Company’s compliance with other NYSE continued listing requirements, but will be assigned the notation .BC after the listing symbol to signify that the Company is not currently in compliance with the NYSE’s continued listing standards.

Item 7.01Regulation FD Disclosure.

On December 2, 2016, the Company issued a press release announcing that it had received the NYSE Notice, as described above in Item 3.01. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K. The information included in this Current Report on Form 8-K under Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated December 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.

(Registrant)

Date:  December 2, 2016

By:/s/ Elizabeth D. Prochnow

Name: Elizabeth D. Prochnow

Title:Controller and Chief Accounting Officer

Exhibit Index

8

Exhibit Number	Description
99.1	Press Release, dated December 2, 2016